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                             FIRST AMENDMENT TO THE
                1995 STOCK INCENTIVE PLAN OF ELTRAX SYSTEMS, INC.

     This First Amendment (the "Amendment") to the 1995 Stock Incentive Plan (the "Plan") of Eltrax Systems, Inc., a Minnesota Corporation (the "Company"), is made and entered into as of the 21st day of July, 1997, by the Company.

                                 RECITALS:

     A. The Company originally intended for the Plan to cover any shares of the Company's common stock issued pursuant to options granted under the Company's 1992 Stock Incentive Plan (the "1992 Plan"), but the language of the Plan is unclear as to whether the Plan covers such common stock.

     B. The Company's Board of Directors approved the technical amendment set forth herein to clarify that any shares of the Company's common stock issued pursuant to options granted under the 1992 Plan are covered by the Plan.

     C. Section 15 of the Plan provides that the Company may amend the Plan without approval of the Company's shareholders if shareholder approval of such amendment is not required pursuant to "Rule 16b-3 under the Exchange Act or any successor rule, Section 422 of the Code or the rules of the National Association of Securities Dealers".

     D. The Company has determined shareholder approval of the amendment of the Plan described herein is not required and desires to amend the Plan as set forth below.

     NOW, THEREFORE, the Plan is amended as follows:

     1. The Plan is hereby amended by the addition of the following sentence to Section 4.1 of the Plan:

     All shares of Common Stock reserved for issuance under the 1992 Plan, as of August 22, 1995, and any additional shares of Common Stock that may be issued pursuant to options granted under the 1992 Plan are covered by this Plan, are subject to the terms of this Plan, and will be issued pursuant to this Plan.

     2. Except as modified herein, the Plan remains unchanged, and, as modified, continues in full force and effect.

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the day and year first above written.

                              ELTRAX SYSTEMS, INC.,
                              a Minnesota corporation


                              By:
                                 ------------------------------------------
                                 William P. O'Reilly, Chairman of the Board
                                 and Chief Executive Officer